UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 1, 2023

PLUM ACQUISITION CORP. I

(Exact name of Registrant as specified in its charter)

Cayman Islands	001-40218	98-1577353
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

201 Fillmore St. #2089

San Francisco, CA, 94115

(Address of Principal Executive Offices)

(415) 683-6773

Registrant’s telephone number, including area code

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A Ordinary Share, $0.0001 par value, and one-fifth of one redeemable warrant	PLMIU	The Nasdaq Stock Market LLC
Class A Ordinary Shares included as part of the units	PLMI	The Nasdaq Stock Market LLC
Warrants included as part of the units, each whole warrant exercisable for one Class A Ordinary Share at an exercise price of $11.50	PLMIW	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement

Business Combination Agreement

General Description of the Business Combination Agreement

On March 2, 2023, Plum Acquisition Corp. I, a Cayman Islands exempted company limited by shares (“Plum”), entered into a Business Combination Agreement (as may be amended, supplemented, or otherwise modified from time to time, the “Business Combination Agreement” and the transactions contemplated thereby, collectively, the “Business Combination”), by and among Plum, Sakuu Corporation, a Delaware corporation (the “Company”), Plum SPAC 1 Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of Plum (“Merger Sub I”), and Plum SPAC 2 Merger Sub, LLC, a Delaware limited liability company and wholly owned subsidiary of Plum (“Merger Sub II”).

Subject to its terms and conditions, the Business Combination Agreement provides that (a) on the day of the closing of the Business Combination (the “Closing”), Plum will change its jurisdiction of incorporation by deregistering and transferring by way of continuation as a Cayman Islands exempted company limited by shares and domesticating as a corporation incorporated under the laws of the State of Delaware (“Domestication”), change its name to “Sakuu Holdings, Inc.”, and amend its governing documents to become the Post-Closing Certificate of Incorporation and Post-Closing Bylaws (as such terms are defined in the Business Combination Agreement), (b) following the Domestication and upon the filing of the Certificate of First Merger (as defined in the Business Combination Agreement), Merger Sub I will merge with and into the Company, with the Company surviving the merger as a wholly owned subsidiary of Plum (“First Merger”), and (c) immediately following the First Merger and upon the filing of the Certificate of Second Merger (as defined in the Business Combination Agreement), the Company will merge with and into Merger Sub II, with Merger Sub II surviving the merger as a wholly owned subsidiary of Plum (“Second Merger”).

Transaction Consideration

Subject to, and in accordance with the terms and conditions of the Business Combination Agreement, on the day of Closing each Plum Class A ordinary share and Plum Class B ordinary share issued and outstanding immediately prior to the Domestication shall, by virtue of the Domestication, be automatically converted on a one-for-one basis into a share of Class A common stock, par value $0.0001 per share, of Plum (“New Plum Common Shares”).

Subject to, and in accordance with the terms and conditions of the Business Combination Agreement, Sakuu’s equityholders will receive a number of shares of Common Stock (or rights to acquire such Common Stock) of Plum in the aggregate equal to $600,000,000.00 plus the aggregate exercise prices of Sakuu’s options and warrants, divided by $10.00.

Subject to, and in accordance with the terms and conditions of the Business Combination Agreement, at the effective time of the First Merger,

(a)

each share of Company common stock (“Company Common Stock”) and each share of Company preferred stock (“Company Preferred Stock” and, together with the Company Common Stock, the “Company Capital Stock”) owned by Plum, Merger Sub I, or any other subsidiary of Plum or held by the Company as treasury stock immediately prior to the First Merger shall be automatically cancelled and retired without any conversion thereof and shall cease to exist, and no consideration shall be paid with respect thereto,

(b)

other than any Dissenting Shares (as defined in the Business Combination Agreement), each share of Company Preferred Stock issued and outstanding immediately prior to the effective time of the First Merger shall, in accordance with the certificate of incorporation of the Company, be converted into the right to receive (1) a number of New Plum Common Shares equal to the Exchange Ratio (as defined in the Business Combination Agreement) plus (2) a number of New Plum Common Shares in accordance with, and subject to the contingencies, set forth in Section 2.03 of the Business Combination Agreement,

(c)

other than any Dissenting Shares, each share of Company Common Stock issued and outstanding immediately prior to the effective time of the First Merger shall, in accordance with the certificate of incorporation of the Company, be converted into the right to receive (1) a number of New Plum Common Shares equal to the Exchange Ratio (as defined in the Business Combination Agreement) plus (2) a number of New Plum Common Shares in accordance with, and subject to the contingencies, set forth in Section 2.03 of the Business Combination Agreement,

(d)

each share of Merger Sub I common stock, par value $0.001 per share, issued and outstanding immediately prior to the effective time of the First Merger shall be converted into and become one newly issued, fully paid and nonassessable New Plum Common Share;

(e)

each Company Option (as defined in the Business Combination Agreement) shall be converted into (1) an option to acquire, subject to substantially the same terms and conditions as were applicable under such Company Option, the number of New Plum Common Shares (rounded down to the nearest whole share), determined by multiplying the number of shares of Company Common Stock subject to such Company Option as of immediately prior to the effective time of the First Merger by the Exchange Ratio, at an exercise price per share of New Plum Common Shares (rounded up to the nearest whole cent) equal to (i) the exercise price of Company Common Stock of such Company Option as of immediately prior to the effective time of the First Merger, divided by (ii) the Exchange Ratio and (2) except for Designated Pre-Closing Options (as defined in the Business Combination Agreement), the right to receive a portion of the Earnout Consideration (as defined in the Business Combination Agreement) in accordance with and subject to the contingencies set for in Section 2.03 of the Business Combination Agreement;

(f)

each Company Warrant (as defined by the Business Combination Agreement) outstanding immediately prior to the effective time of the First Merger shall cease to represent a right to acquire Company Capital Stock, shall be assumed by Plum, and shall be cancelled in exchange for a warrant to acquire New Plum Common Shares (“Converted Warrant”), on the same contractual terms and conditions as were in effect with respect to Company Warrants immediately prior to the effective time of the First Merger under the terms of the relevant agreements governing such Company Warrants, except for terms rendered inoperative by reason of the transactions contemplated by the Business Combination Agreement or for such other immaterial administrative or ministerial changes as the board of directors of Plum may determine in good faith are appropriate to effectuate the administration of the Converted Warrants, determined by multiplying the number of shares of Company Capital Stock subject to such Company Warrant as of immediately prior to the effective time of the First Merger, at an exercise price per share of New Plum Common Shares (rounded up to the nearest whole cent) equal to (i) the exercise price per share of Company Capital Stock of such Company Warrant divided by (ii) the Exchange Ratio;

(g)

each Company Convertible Note (as defined in the Business Combination Agreement), if not optionally converted by its holder immediately prior to the effective time of the First Merger, will remain outstanding and convert into New Plum Common Shares in accordance with the terms of each such Company Convertible Note; and

(h)

each Dissenting Share shall not be converted into a right to receive a portion of the Transaction Consideration (as defined in the Business Combination Agreement), but instead shall be entitled to only such rights as are granted by Section 262 of the Delaware General Corporation Law.

Subject to, and in accordance with the terms and conditions of the Business Combination Agreement, at the effective time of the Second Merger, all the assets, property, rights, privileges, immunities, powers, and franchises of the Company and Merger Sub II will vest in Merger Sub II, as the surviving entity, and all debts, liabilities, and duties of the Company and Merger Sub II will become the debts, liabilities, and duties of Merger Sub II, as the surviving entity.

Representations and Warranties

The Business Combination Agreement contains customary representations and warranties of the parties thereto with respect to, among other things: corporate organization; authorization to enter into the Business Combination Agreement; capitalization; financial statements; undisclosed liabilities; litigation; compliance with laws; material contracts; company benefit plans; labor matters; taxes; insurance; permits; property; intellectual property, data privacy and security; environmental matters; absence of changes; brokers; transactions with affiliates; consents and requisite governmental approvals; and related party transactions.

Covenants

The Business Combination Agreement contains certain customary covenants for transactions of this type by the Company and Plum, including, among others, covenants regarding the operations of the businesses prior to consummation of the Business Combination; trust account waiver and proceeds; director and officer indemnification and insurance; financial information; related party transactions; public filings and securities and stock exchange listing of New Plum Common Shares; equity plans; and Section 16 matters.

The Business Combination Agreement also contains joint covenants by all parties including, among others, the organization and appointment of the board of directors of Plum; efforts to consummate the transaction; the preparation and filing of registration statements and proxy statement; tax matters; confidentiality, access to information, and publicity; further assurances and post-closing cooperation; shareholder litigation; and extension of time to consummate the Business Combination.

Survival and Indemnification

None of the representations, warranties, and covenants of the parties contained in the Business Combination Agreement will survive the Closing, and no claims for indemnification may be made with respect thereto after the Closing; provided, however, those representations, warranties, and covenants that by their terms are required to be performed in whole or in part after the Closing will survive the Closing and continue until fully performed in accordance with their terms.

Conditions to Consummation of the Business Combination

Consummation of the Business Combination Agreement in generally subject to customary conditions of the respective parties and conditions customary to special purpose acquisition companies, including (a) expiration or termination of all applicable waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 and any foreign antitrust laws set forth on Schedule 10.01(a) to the Business Combination Agreement; (b) the absence of any law or governmental order, threatened or pending, preventing the consummation of the Business Combination; (c) the absence of a stop order being issued or the threat or initiation of a stop order by the U.S. Securities Exchange Commission (the “SEC”) with respect to the Registration Statement / Proxy Statement (as defined in the Business Combination Agreement); (d) receipt of the requisite approval for consummation of the Business Combination from Plum and the Company’s shareholders; (e) Plum shall have at least $5,000,001 of net tangible assets, as determined in accordance with Rule 3a51-1(g)(1) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), immediately after giving effect to the Business Combination; (f) approval of New Plum Common Shares being issued in connection with the Business Combination for listing on the Nasdaq Stock Market (“Nasdaq”), and (g) the Net Closing Cash (as defined in the Business Combination Agreement) shall be at least equal to $35,000,000 and at least fifty percent (50%) of the Net Closing Cash shall be Closing Equity Liquidity (as defined in the Business Combination Agreement).

Termination

The Business Combination Agreement may be terminated under certain customary and limited circumstances prior to the Closing, including, but not limited to, (a) by mutual written consent of the Company and Plum; (b) by Plum if the Company is in material breach of its representations and warranties relating to the Company that would render any of the conditions to obligations of Plum incapable of being satisfied on the date of Closing and such breach is not cured or cannot be cured within certain specified time periods; (c) by the Company if Plum, Merger Sub I, or Merger Sub II is in material breach of their respective warranties or obligations that would render any of the conditions to obligations of the Company incapable of being satisfied on the date of Closing and such breach is not cured or cannot be cured within certain specified time periods; (d) by either Plum or the Company if the Business Combination shall not have been consummated on or prior to the Termination Date (as defined in the Business Combination Agreement); (e) by either Plum or the Company if any governmental authority has issued a Governmental Order (as defined in the Business Combination Agreement) or taken any other action enjoining, restraining, or otherwise prohibiting the Business Combination which has become final and non-appealable; (f) by either Plum or the Company if certain required approvals are not obtained from Plum shareholders after the conclusion of a meeting of Plum’s shareholders duly convened therefor; (g) by Plum, if a Restricted Company Shareholder (as defined in the Business Combination Agreement) has failed to perform any covenant or agreement on the part of such Restricted Company Shareholder forth in the Company Support Agreement (as defined in the Business Combination Agreement) that would render any of the conditions to obligations of the Company incapable of being satisfied on the date of Closing and such breach is not cured or cannot be cured within certain specified time periods; (h) by Plum if the Required Company Shareholders’ Consent (as defined in the Business Combination Agreement) is, at any time after the Required Company Shareholders’ Consent has been obtained, no longer valid or is otherwise revoked or rescinded at any time; (h) by the Company any time on or after May 2, 2023 if the Second Bridge Funding (as defined in the Business Combination Agreement) shall not have occurred on or before May 2, 2023 or shall not have provided net proceeds to the Company of at least $4,000,000; (i) by the Company at any time on or after June 2, 2023 if the Third Bridge Funding (as defined in the Business Combination Agreement) shall not have occurred on or before June 2, 2023, or shall not have provided net proceeds to the Company of at least $2,000,000; (j) by the Company at any time if the Plum Shares (as defined in the Business Combination Agreement) are no longer listed on Nasdaq ; and (k) by either Plum or the Company, if the Extension Approval (as defined in the Business Combination Agreement) is not obtained on or before March 18, 2023.

If the Business Combination Agreement is validly terminated, none of the parties to the Business Combination Agreement will have any liability or any further obligation under the Business Combination Agreement, except in the case of any willful and material breach of the Business Combination Agreement or fraud, and for customary obligations that survive the termination thereof (such as confidentiality obligations).

The foregoing description of the Business Combination Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Business Combination Agreement, a copy of which is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Related Agreements

Sponsor Letter Agreement

Concurrently with the execution of the Business Combination Agreement, Plum Partners LLC, a Delaware limited liability company (the “Sponsor”), Plum, and the Company entered into a letter agreement, dated March 2, 2023 (the “Sponsor Letter Agreement”), pursuant to which the Sponsor and the other parties thereto agreed to (i) vote all of their Plum ordinary shares in favor of the Business Combination Agreement; (ii) be bound by certain transfer restrictions in advance of the Closing in respect of the Plum ordinary shares each presently holds; and (iii) waive certain of the anti-dilution and conversion rights with respect to their Plum ordinary shares, which had been granted in connection with Plum’s initial public offering.

Upon the effective time of the merger, pursuant to the Sponsor Letter Agreement, the Sponsor will transfer to Plum 500,000 shares of Common Stock of Plum held by the Sponsor for cancellation upon issuance by Plum to an investor of Common Stock of Plum on conversion of Common Stock of the Company issued to the investor in connection with a financing transaction between the investor and the Company.

The foregoing description of the Sponsor Letter Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Sponsor Letter Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Company Lock-Up Agreement

No later than immediately prior to the effective time of the First Merger, Plum and certain Company stockholders will have entered into a lock-up agreement (the “Company Lock-Up Agreement”), pursuant to which, among other things, each such Company stockholder agrees not to sell, for the period specified in the Company Lock-Up Agreement, certain shares of New Plum Common Shares said Company stockholder will receive in the Business Combination, on the terms and subject to the conditions set forth in the Company Lock-Up Agreement.

The foregoing description of the Company Lock-Up Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Company Lock-Up Agreement, the form of which is filed with the Business Combination Agreement as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Company Support Agreement

Concurrently with the execution of the Business Combination Agreement, Plum, the Sponsor, the Company and certain holders of Company equity (collectively, the “Company Equityholders”) entered into a Support Agreement dated March 2, 2023 (the “Company Support Agreement”), pursuant to which each Company Equityholder agreed to, among other things, (a) retain their respective equity interests, (b) vote in favor of the Business Combination Agreement and the transactions contemplated thereby, and (c) be bound by certain other covenants and agreements related to the Business Combination.

The foregoing description of the Support Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Support Agreement, a copy of which is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Forward Purchase Agreement

Prior to the execution of the Business Combination Agreement, Plum and Polar Multi-Strategy Master Fund (“Polar”) entered into a letter agreement dated March 1, 2023 (the “Forward Purchase Agreement”), pursuant to which Polar will purchase (either in the open market, or from Plum) up to 2,500,000 shares of (i) prior to the Closing, Class A common stock of Plum and (ii) after the Closing, New Plum Common Shares (such shares, the “FPA Shares”). Seller may not beneficially own greater than 9.9% of the New Plum Common Shares on a pro forma basis.

Seller has agreed to waive any redemption rights with respect to any FPA Shares and separate shares in connection with the Business Combination.

The Forward Purchase Agreement provides that at Closing, Plum will pay to Polar, out of funds held in Plum’s trust account, an amount equal to the sum of (x) the Public Shares (as defined in the Forward Purchase Agreement) multiplied by the Redemption Price (as defined in Plum’s Amended and Restated Certificate of Incorporation), and (y) the proceeds of the Private Shares (as defined in the Forward Purchase Agreement) purchased by Polar (collectively, such amount, the “Prepayment Amount”), to Polar.

At the maturity of the Forward Purchase Agreement, which will be one year from the Closing unless accelerated or deferred (but up to two years) by Seller, Plum will repurchase the Public and Private Shares then held by Seller for a price equal to the Redemption Price plus $0.60 (which amount will be increased by another $0.60 per year for each year by which the maturity is deferred by Seller), The Prepayment Amount will be credited against this repurchase price. Prior to maturity, if Seller sells these shares for over $10.00 per share, it will repay $10.00 per share to Plum.

The foregoing description of the Forward Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Forward Purchase Agreement, a copy of which is filed as Exhibit 10.3 to this Current Report on Form 8-K and is incorporated herein by reference.

Registration Rights

The Business Combination Agreement contemplates that, at the Closing, Plum, the Sponsor, certain stockholders of the Company and certain of their respective affiliates, as applicable, and the other parties thereto, will enter into an Amended and Restated Registration Rights Agreement (the “Registration Rights Agreement”), pursuant to which Plum will agree to register for resale, pursuant to Rule 415 under the Securities Act of 1933, as amended (the “Securities Act”), certain shares of New Plum Common Shares and other equity securities of Plum that are held by the parties thereto from time to time.

Item 3.02	Unregistered Sales of Equity Securities.

The disclosure set forth above in Item 1.01 of this Current Report on Form 8-K with respect to the Sponsor Letter Agreement is incorporated by reference herein. The shares of Company Common Stock issuable pursuant to the Sponsor Letter Agreement will not be registered under the Securities Act and will be issued in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder, as applicable.

Item 7.01	Regulation FD Disclosure

On March 6, 2023, the Company posted an investor presentation relating to the Business Combination on its website at https://sakuu.com. This presentation is furnished as Exhibit 99.1 to this Current Report on Form 8-K. Notwithstanding the foregoing, information contained on the Company’s website referenced in Exhibit 99.1 or linked therein or otherwise connected thereto does not constitute part of, nor is it incorporated by reference into, this Current Report on Form 8-K.

The information in this Item 7.01, including Exhibit 99.1, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of Plum under the Securities Act or the Exchange Act, regardless of any general incorporation language in such filings. This Current Report on Form 8-K will not be deemed an admission as to the materiality of any information contained in this Item 7.01, including Exhibit 99.1.

Additional Information and Where to Find It / Non-Solicitation

In connection with the proposed transaction, Plum intends to file a Registration Statement with the SEC, which will include a document that serves as a prospectus and proxy statement of Plum, referred to as a proxy statement/prospectus, and certain related documents, to be used at the meeting of Plum’s stockholders to approve the proposed business combination and related matters. The Registration Statement will be sent to the stockholders of Plum. Plum and the Company also will file other documents regarding the proposed transaction with the SEC. Before making any voting decision, investors and security holders of Plum are urged to read the Registration Statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC in connection with the proposed transaction as they become available because they will contain important information about the proposed transaction. Investors and security holders will be able to obtain free copies of the Registration Statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC by Plum and the Company through the website maintained by the SEC at www.sec.gov.

Participants in Solicitation

Plum and the Company and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from Plum’s stockholders in connection with the proposed transaction. Information about Plum’s directors and executive officers and their ownership of Plum’s securities is set forth in Plum’s filings with the SEC. To the extent that holdings of Plum’s securities have changed since the amounts printed in Plum’s Registration Statement on Form S-1, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. A list of the names of such directors and executive officers and information regarding their interests in the business combination will be contained in the proxy statement/prospectus when available. You may obtain free copies of these documents as described in the preceding paragraph.

No Offer or Solicitation

This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, or an exemption therefrom.

Forward-Looking Statements

This Current Report on Form 8-K contains certain forward-looking statements within the meaning of the federal securities laws with respect to the proposed transaction between Sakuu and Plum. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. These forward-looking statements include, but are not limited to, statements regarding Sakuu’s expected technology and product offerings, Sakuu’s ability to produce its modules and printing platforms at a commercial level or obtain licensing agreements for its battery technology, the availability of equity or debt financing on acceptable terms, if at all, and the capitalization of Sakuu after giving effect to the proposed business combination. These statements are based on various assumptions, whether or not identified in this Current Report on Form 8-K, and on the current expectations of Sakuu’s and Plum’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied upon by any investors as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and are subject to risks and uncertainties that may cause Sakuu’s and Plum’s activities or results to differ significantly from those expressed in any forward-looking statement, including changes in domestic and foreign business, market, financial, political and legal conditions; the inability of the parties to successfully or timely consummate the proposed business combination, including the risk that any regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect Sakuu or the expected benefits of the proposed business combination; failure to obtain the approval of the equity holders of Sakuu or Plum; failure to realize the anticipated benefits of the proposed business combination; risks related to the rollout of Sakuu’s business and the timing of expected business milestones; the effects of competition on Sakuu’s business; supply shortages in the materials necessary for the production of Sakuu’s modules and printing platforms; the inability of Sakuu to obtain licensing agreements for its technology; and the amount of redemption requests made by Plum’s public equity holders. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. Many factors could cause actual future events to differ materially from the forward-looking statements in this communication. There may be additional risks that neither Sakuu or Plum presently know or that Sakuu and Plum currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. You should carefully consider the risks and uncertainties described in the “Risk Factors” section of Plum’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, the registration statement on Form S-4 and other documents filed by Plum from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Sakuu and Plum assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Neither Sakuu nor Plum gives any assurance that either Sakuu or Plum will achieve its expectations.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

2.1	Business Combination Agreement, dated March 2, 2023

10.1	Sponsor Letter Agreement, dated March 2, 2023

10.2	Company Support Agreement, dated March 2, 2023

10.3	Forward Purchase Agreement, dated March 1, 2023

99.1	Investor Presentation

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PLUM ACQUISITION CORP. I

Date: March 6, 2023	By:	/s/ Kanishka Roy
Kanishka Roy
Co-Chief Executive Officer and President